UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.     )

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Filed by a Party other than the Registrant  ☐

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☒	Definitive Proxy Statement
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Beverly National Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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BEVERLY NATIONAL CORPORATION

240 Cabot Street

Beverly, Massachusetts 01915

(978) 922-2100

NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on April 27, 2004

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Beverly National Corporation (the “Company”), will be held on Tuesday, April 27, 2004, at Wenham Museum, 132 Main Street, Wenham, Massachusetts at 9:00 a.m., local time (together with all adjournments and postponements thereof, the “Annual Meeting”) for the following purposes:

1.	To fix the number of directors who shall constitute the full Board of Directors at eleven.

2.	To elect four Directors of the Company for a three-year term.

3.	Ratification of the appointment of independent auditors.

4.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

The Board of Directors of the Company has fixed the close of business on March 16, 2004 as the record date (the “Record Date”) for determination of stockholders entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. In the event that there are not sufficient votes to approve the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned or postponed in order to permit further solicitation of proxies by the Company.

The above matters are described in detail in the accompanying Proxy Statement.

By Order of the Board of Directors,

Paul J. Germano, Clerk

Beverly, Massachusetts March 29, 2004

Whether or not you plan to attend the Annual Meeting in person, please complete and sign the enclosed proxy and return it promptly in the enclosed envelope, which requires no postage if mailed in the United States. If you attend the Annual Meeting and desire to withdraw your proxy and vote in person, you may do so.

If your shares are in a brokerage or fiduciary account, your broker or bank will send you a voting instructions form instead of a proxy card. Please follow the instructions on that form to tell them how to vote your shares. We encourage you to use the telephone voting option provided with such forms. Please do not send the voting information form to us. If you wish to attend the meeting and vote your shares in person, you must follow the instructions on the voting information form to obtain a legal proxy from your broker or bank.

If you receive multiple Proxy or Voting Instruction Forms in a single mailing with this Proxy Statement and one copy of our Annual Report, your mailing may have been “householded” to cut down on duplication. If you want more copies of the Proxy Statement or Annual Report, please write or call Paul J. Germano, Clerk, Beverly National Corporation, 240 Cabot Street, Beverly, MA 01915 (978) 922-2100.

BEVERLY NATIONAL CORPORATION

240 Cabot Street

Beverly, Massachusetts 01915

(978) 922-2100

PROXY STATEMENT

The Company

Beverly National Corporation (the “Company”) is a bank holding company principally conducting business through Beverly National Bank (the “Bank”).

VOTING, REVOCATION AND SOLICITATION OF PROXIES

1.	Annual Meeting

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2004 Annual Meeting of Stockholders of the Company to be held at Wenham Museum, Wenham, Massachusetts, at 9:00 a.m. local time on Tuesday, April 27, 2004, and any adjournments or postponements thereof, for the purposes set forth in this Proxy Statement.

At the Annual Meeting, stockholders of the Company will be asked to consider and vote upon the following matters:

1.	To fix the number of directors who shall constitute the full Board of Directors at eleven.

2.	To elect four Directors of the Company for a three-year term.

3.	To ratify the appointment of Shatswell, MacLeod & Company, P.C., as independent auditors for the Company for the fiscal year ended December 31, 2004.

4.	To transact such other business as may properly come before the meeting and any postponements or adjournments thereof.

2.	Record Date

The Company mailed this Proxy Statement and enclosed proxy card on or about March 30, 2004, to all stockholders entitled to vote at the Annual Meeting. The Board of Directors of the Company fixed the close of business on March 16, 2004 as the Record Date. Only the holders of record of shares of Company common stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournments or postponements thereof. At the Record Date, 1,840,575 shares of Company’s common stock were outstanding and entitled to vote.

Proxies, Voting and Revocations

Shares represented by a properly executed proxy received prior to the vote at the Annual Meeting and not revoked will be voted at the Annual Meeting as directed in the proxy. If a proxy is submitted and no directions are given, the proxy will be voted for the approval and adoption of the proposals to be considered at the Annual Meeting.

A holder of record of Company common stock may revoke a proxy by filing an instrument of revocation with Paul J. Germano, Clerk of the Company, 240 Cabot Street, Beverly, Massachusetts 01915. Such stockholder may also revoke a proxy by filing a duly executed proxy bearing a later date, or by appearing at the Annual Meeting in person, notifying the Clerk, and voting by ballot at the Annual Meeting. Any stockholder of record attending the Annual Meeting may vote in person whether or not a proxy has been previously given, but the mere presence (without notifying the Clerk) of a stockholder at the Annual Meeting will not constitute revocation of a previously given proxy.

The presence in person or by proxy of at least a majority of the total number of issued and outstanding shares of common stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. A quorum being present, a plurality of the shares of common stock voting in person or represented by proxy at the Annual Meeting is necessary to elect each of the nominees for Director and a majority of the shares of common stock voting is necessary to decide all other matters. Each share of the Company’s common stock entitles the stockholder to one vote.

In accordance with applicable state law, abstentions, votes withheld for director nominees and broker non-votes (shares represented at the meeting which are held by a broker or other nominee and as to which (i) instructions have not been received from the beneficial owner or the person entitled to vote and (ii) the broker or nominee does not exercise voting power) shall be treated as shares that are present and entitled to vote for the purpose of determining whether a quorum is present. Abstentions and broker non-votes will not be counted as voting at the Annual Meeting and, therefore, will have no effect on the outcome of Proposals One, Two or Three.

Solicitation and Other Expenses

The Company will bear the cost of soliciting proxies from its stockholders, including mailing costs and printing costs in connection with this Proxy Statement. In addition to the use of the mails, proxies may be solicited by the directors, officers and certain employees of the Company, and by personal interview, telephone, or telegram. Such directors, officers, and employees will not receive additional compensation for such solicitation but may be reimbursed for reasonable out-of-pocket expenses incurred in connection therewith. The Company may also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for the forwarding of solicitation material to the beneficial owners of Company common stock. The Company may reimburse such custodians, nominees, and fiduciaries for reasonable out-of-pocket expenses incurred in connection therewith.

PROPOSAL ONE

FIXING NUMBER OF DIRECTORS AT ELEVEN

The persons named as proxies intend to vote to fix the number of directors for the ensuing year at eleven (11) and vote for the election of the individuals named below as nominees for election as director. If any nominee should not be available for election at the time of the meeting, the persons named as proxies may vote for another person in their discretion or may vote to fix the number of directors at less than eleven (11). The Board of Directors does not anticipate that any nominee will be unavailable.

The Board of Directors recommends that stockholders vote “FOR” the Proposal fixing the number of directors at eleven (11). The affirmative vote of a majority of the shares voting in person or in proxy is required to approve Proposal One.

PROPOSAL TWO

ELECTION OF DIRECTORS

The Board of Directors of the Company is divided into three (3) classes as nearly equal in number as possible. Classes of directors serve for staggered three (3) year terms. A successor class is to be elected at each annual meeting of stockholders when the terms of office of the members of one class expire. Vacant directorships may be filled, unless and until filled by stockholders, by the vote of a majority of the directors then in office.

At the Annual Meeting, four persons will be elected Directors of the Company to serve for a three-year term until the 2007 Annual Meeting of the Stockholders, and until their successors are elected and qualified. The Board of Directors of the Company has nominated Richard H. Booth and Clark R. Smith, whose terms expire in 2004 for reelection as Directors of the Company for three-year terms. The Board of Directors of the Company has also nominated Suzanne S. Gruhl and Michael F. Tripoli for election as Directors of the Company for three-year terms.

Unless authority to do so has been repealed or limited in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of each of the nominees named above as Directors of the Company. The Board of Directors believes that each of the nominees will stand for election and, if elected, will serve as a Director. However, if any nominee fails to stand for election or is unable to serve, the proxies will be voted for the election of such other person or persons as the Board of Directors may recommend.

The Board of Directors recommends that stockholders vote “FOR” the Proposal to elect each of the four (4) nominees to the Board of Directors for a term of three (3) years. A plurality of the shares voted in person or by proxy is required to elect each director.

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth each of the Directors who will continue in office after the Annual Meeting, each nominee for election as Director, and the Executive Officers of the Company and of the Bank. Mr. John L. Good, III is also a Director whose term will expire at the 2004 Annual Meeting. Mr. Good will step down as a Director of the Company and of the Bank at the 2004 Annual Meeting, and will accept a position as an Executive Officer of the Company and the Bank. Each Executive Officer holds office until the first Directors’ meeting following the annual meeting of stockholders and thereafter until his or her successor is elected and qualified. Each Director of the Company is also a Director of the Bank.

NOMINEES FOR ELECTION AT THE ANNUAL MEETING FOR A 3-YEAR TERM

Name	Age	Director Since	Principal Occupation During Past 5 Years

Richard H. Booth	69	1993	Stockbroker – Retired

Suzanne S. Gruhl	57	—	Chief Financial Officer YWCA Boston

Clark R. Smith	66	1994	Attorney, Family Foundation

Michael F. Tripoli	46	—	Partner, Grandmaison Tripoli LLP, Certified Public Accountant

DIRECTORS WHO’S TERMS WILL EXPIRE AT THE 2005 ANNUAL MEETING

Name	Age	Director Since	Principal Occupation During Past 5 Years
Neiland J. Douglas, Jr.	68	1977	President, Morgan & Douglas Planning and Research

Donat A. Fournier	55	2002

President & Chief

Executive

Officer of Company

& Bank since August

2002; Senior Vice

President of

Webster Bank from

December 1999-

June 2002;

Vice President and

Senior Loan Officer

of New England

Community Bancorp

and Executive

Vice President of New

England Bank from 1993 to December 1999

Mark B. Glovsky	56	1996	Attorney, Partner of the Law Firm of Glovsky & Glovsky

DIRECTORS WHO’S TERMS WILL EXPIRE AT THE 2006 ANNUAL MEETING

Name	Age	Director Since	Principal Occupation During Past 5 Years
John N. Fisher	63	1989	President, Fisher & George Electrical Co., Inc.

Alice B. Griffin	66	1992	Consultant

Robert W. Luscinski	62	1999	Certified Public Accountant

James D. Wiltshire	72	1993	Consultant

EXECUTIVE OFFICERS

(other than Directors)

Name	Age	Position	Business Experience During Past Five Years
Peter E. Simonsen	53	Treasurer of Company; Senior Vice President & Chief Financial Officer of Bank	Treasurer of Company; Senior Vice President & Chief Financial Officer of Bank

James E. Rich, Jr.	52	Vice President of Company; Senior Vice President & Senior Trust Officer of Bank	Vice President of Company; Senior Vice President & Senior Trust Officer of Bank

John R. Putney	60	Vice President of Company; Senior Vice President & Senior Loan Officer of Bank	Regional President of Banknorth-Massachusetts North Shore region from January 2003 to September 2003; President & CEO of Warren Five Cents Savings Bank & Warren Bancorp from 1998-2003

Paul J. Germano	45	Vice President & Clerk of Company; Senior Vice President, Chief Operations Officer & Cashier of Bank	Vice President & Clerk of Company; Senior Vice President, Chief Operations Officer & Cashier of Bank

THE BOARD OF DIRECTORS, ITS COMMITTEES, AND COMPENSATION

The Board of Directors of the Company met nine (9) times during 2003, and the Board of Directors of the Bank met twenty-four (24) times during 2003. The Board has various committees. The members of the committees are elected by the Board of Directors based upon recommendations of the Governance and Nominating Committee of the Board of Directors.

During 2003, no director attended fewer than 75% of the aggregate of (1) the total number of meetings of the Company’s Board of Directors which he/she was entitled to attend, and (2) the total number of meetings held by all committees of the Company’s Board of Directors on which he/she served.

The following is a description of the Governance and Nominating, Audit and Compensation and Benefits Committees of the Board of Directors.

Governance and Nominating Committee

The Company’s Governance and Nominating Committee recommends nominees to the Board for election or reelection as Directors. A current copy of the nominating committee’s charter is available on the Company’s website at www.beverlynational.com.

Each of the members of the nominating committee is independent based upon the AMEX definition of “independence.”

The nominating committee does not have a policy with regard to consideration of director candidates recommended by stockholders. The Board of Directors considers the qualifications listed below as appropriate qualifications for Director candidates and believes that the Corporation and its stockholders would not benefit from policies which address nominations of directors by stockholders.

The Governance and Nominating Committee seeks candidates who possess some or all of the following characteristics:

•	Sound business judgment as necessary to understand the Company’s financial and operating performance, and to provide strategic guidance to management.

•	Business management experience as required to carry out responsibilities.

•	Integrity, commitment, honesty and objectivity.

•	An informed understanding about (i) banking principles, (ii) bank operations/technology, (iii) pertinent laws, policies and regulations, (iv) markets and trends affecting the financial industries (and the Bank in particular) and (v) local economic and business opportunities.

•	Communication skills to establish effective relationships with other Directors, officers of the Company, and, when appropriate, the general public regarding the Company.

•	Where possible, candidates should not have relationships with the Company or the Bank which would disqualify the candidate from being considered independent.

•	Where possible, the candidate should add to the diversity of the Board with respect to age, sex, race and ethnicity. The Board will not discriminate on the basis of sex, race, color, gender, national origin, religion or disability.

•	Candidates should hold business or civic leadership positions.

•	Skills in financial management, asset management and legal and business services.

•	Geographic representation consistent with the Bank’s present and future branch locations.

The selection process for identifying and evaluating nominees for director shall adhere to the following guidelines:

•	Candidates will be identified by Board members and senior management.

•	As needed, an outside consultant will be retained to identify candidates.

•	The evaluation process will be conducted under the direction of the Governance and Nominating Committee based on the above criteria and may include interviews of the candidate by members of the Governance and Nominating Committee, other Directors and members of senior management and may include background checks.

To date, no outside consultant has been retained to identify candidates.

Audit Committee

The Company’s Audit Committee is comprised of Directors Smith, Griffin, Wiltshire and Luscinski. Mr. Luscinski chairs the Audit Committee. The Audit Committee met eight (8) times during fiscal year 2003. Each of the members of the Audit Committee is independent in accordance with the standards of the American Stock Exchange and the rules of the SEC. The Audit Committee reviews the financial statements and scope of the annual audit, monitors internal financial and accounting controls, and appoints the independent certified public accountants.

The Board of Directors has adopted a written charter for the Audit Committee, which is included as Appendix A to this Proxy Statement.

Report of the Audit Committee

The Audit Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended December 31, 2003 with the Company’s management. The Audit Committee has discussed with Shatswell, MacLeod & Co., P.C., the Company’s independent auditors, the matters required to be discussed by Statement on Auditing Standards No. 61. The Audit Committee has received the written disclosures and the letter from Shatswell, MacLeod & Co., P.C. required by Independence Standards Board Standard No. 1 and discussed with Shatswell, MacLeod & Co., P.C. its independence. Based on the review and discussions described above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

Beverly National Corporation Audit Committee

Clark R. Smith

Alice B. Griffin

James D. Wiltshire

Robert W. Luscinski

Compensation and Benefits Committee Report

A Joint Compensation and Benefits Committee of the Board of Directors of the Company and the Bank serves as the Company’s Compensation Committee. The current members of the Compensation Committee are Directors Booth, Griffin, Luscinski and Smith; Mrs. Griffin chairs the Compensation Committee. The Compensation Committee met four (4) times during fiscal year 2003. The Compensation Committee reviews and approves compensation levels for the Bank’s executive officers and oversees and administers the Company’s executive compensation programs. The Company currently pays no direct compensation to any of its officers because the Company’s officers are compensated as officers of the Bank.

The Bank endeavors to pay competitive base salaries to its employees and subscribes to various surveys of the compensation paid for various positions by other banks of similar size in order to determine appropriate salary levels. In addition, the Bank has historically used the payment of bonuses to reward above-average performance. Bonuses are based on an assessment of various factors including financial performance, the attainment of corporate goals and individual performance. In establishing levels of remuneration, the Compensation Committee endeavors to take into consideration an individual’s performance, level of expertise, responsibilities, length of service to the Company and comparable levels of remuneration paid to executives of other companies of comparable size and development within the industry. No individual executive participates in the review, discussion or decisions of the Compensation Committee regarding his or her remuneration.

In addition to base salary and bonuses, the Company utilizes long-term equity based compensation as a means of compensating and incentivizing its executive officers. The purpose of stock option awards is to provide an opportunity for the recipients to acquire or increase a proprietary interest in the Company, thereby creating a stronger incentive to expend maximum effort for the long-term growth and success of the Company and encouraging recipients to remain in the employ of the Company. It is the Company’s practice to set option exercise prices for officers at not less than 100% of the fair market value of the Company’s Common Stock on the date of grant. Thus, the value of the stockholder’s investment in the Company must appreciate before an optionee receives any financial benefit from the option. Options are generally granted for a term of five to ten years.

In determining the number of shares subject to the stock option grants to executive officers, including the Chief Executive Officer, the Compensation Committee considers various subjective factors primarily relating to the responsibilities of the individual officers, and also to their expected future contributions, and the number of shares owned by the officer or which continue to be subject to vesting under outstanding options previously granted to such officer. In addition, the Compensation Committee examines the level of equity incentives held by each officer relative to the other officers’ equity positions and their tenure, responsibilities, experience, and value to the Company. During 2003, the Compensation Committee did not approve the granting of options.

The Company has entered into agreements with each of the Named Executive Officers, which provide, in the event of certain change-in-control transactions, for the acceleration of options held by such officers whereby each such option shall become exercisable to the extent of the number of shares that would otherwise vest if the officer remained employed by the Company or its successor for two (2) years after the effective date of the transaction, subject to certain conditions.

The Committee reviews the Chief Executive Officer’s performance annually and adjusts his compensation based on the previously mentioned factors, the Bank’s performance and a comparison of the Chief Executive Officer’s salary and the salaries paid to chief executive officers of various other institutions. The Board of Directors has historically used the payment of bonus to reward the Chief Executive Officer’s performance. The bonus is based on an assessment of various factors including financial performance, attainment of goals, and individual performance. In establishing levels of remuneration, the Compensation Committee endeavors to take into consideration the Chief Executive Officer’s performance, level of expertise, responsibilities, experience, and comparable levels of remuneration paid to executives of other companies of comparable size within the industry. The Chief Executive Officer does not participate in the review, discussion, or decision of the Compensation Committee regarding his remuneration.

Beverly National Corporation

Compensation Committee

Richard H. Booth

Alice B. Griffin

Robert W. Luscinski

Clark R. Smith

Board of Directors Compensation

The Company pays no cash compensation to its Directors for their services as Directors. Directors of the Bank are paid a monthly fee of $1,334. The Lead Director is paid a monthly fee of $1,417. Any Director serving on a committee is compensated at the rate of $350 per committee meetings; Committee Chairs are compensated at $550 per committee meeting.

Board of Directors’ Communications with Stockholders

The Process the Board provides for stockholders to send communications to the Board is through the Corporation’s address at 240 Cabot Street, Beverly, Massachusetts, 01915. If the document is individually addressed for a Board member, it is held sealed until the member accepts receipt. If the communication is not individually addressed, the Chairman or Lead independent Director will accept receipt.

It is the Company’s policy to strongly recommend to members of the board the importance of attendance at the Company’s annual meeting. All of the directors attended last years’ annual meeting.

OWNERSHIP BY MANAGEMENT AND OTHER STOCKHOLDERS

The following table and related notes set forth certain information regarding stock owned by each of the Directors and Executive Officers of the Company and Bank and by all Executive Officers and Directors of the Company and Bank as a group at March 16, 2004. The percentages are based upon 1,840,575 shares of common stock outstanding.

OWNERSHIP OF DIRECTORS AND EXECUTIVE OFFICERS

	Number of Shares		Percentage of
	Beneficially		Outstanding
Name of Owner (12)	Owned(1)(2)		Shares

Richard H. Booth	20,916	(4)(3)	1.13%
Neiland J. Douglas, Jr.	17,516	(3)(5)	0.95%
John N. Fisher	23,086	(6)	1.25%
Donat A. Fournier	5,500		0.29%
Mark B. Glovsky	5,662	(3)	0.31%
John L. Good, III(7)	25,465	(3)	1.38%
Alice B. Griffin	18,842	(3)	1.02%
Suzanne S. Gruhl	100		0.01%
Robert W. Luscinski	3,150	(3)	0.17%
Clark R. Smith	12,922	(3)	0.70%
Michael F. Tripoli	100		0.01%
James D. Wiltshire	20,707	(3)	1.12%

ADDITIONAL EXECUTIVE OFFICERS
Peter E. Simonsen	18,105	(3)(8)	0.98%
James E. Rich, Jr.	6,330	(3)(9)	0.34%
John R. Putney	0		0
Paul J. Germano	14,687	(3)(10)	0.79%
All Directors and Executive Officers as a group (16 persons)	193,098	(11)	10.26%

(1)	Based upon information provided to the Company by the indicated persons. The number of shares which each individual has the option to purchase has been added to the number of shares actually outstanding for the purpose of calculating the percentage of such person’s ownership.

(2)	Under regulations of the Securities and Exchange Commission (the “SEC”), a person is treated as the beneficial owner of a security if the person, directly or indirectly (through contract, arrangement, understanding, relationship or otherwise) has or shares (a) voting power, including the power to vote or to direct the voting, of such security, or (b) investment power with respect to such security, including the power to dispose or direct the disposition of such security. A person is also deemed to have beneficial ownership of any security that such person has the right to acquire within 60 days. Unless indicated in another footnote to this tabulation, a person has sole voting and investment power with respect to the shares set forth opposite his or her name. The table does not reflect shares held by the Company’s Employee Stock Ownership Plan, as to which Messrs. Fournier, Good, III and Germano serve as trustees.

(3)	Includes stock options to purchase shares which were exercisable as of March 15, 2004, or within 60 days thereafter, as follows: Richard H. Booth, 5,997; Neiland J. Douglas, Jr., 6,876; Mark B. Glovsky, 904; John L. Good, III, 4,923; Alice B. Griffin, 788; Robert W. Luscinski, 2,268; Clark R. Smith, 4,117; James D. Wiltshire, 1,597; Peter E. Simonsen 4,145; James E. Rich Jr. 2,205; Paul R. Germano 7,245; and Directors and Executive Officers (as a group), 14,595.

(4)	Includes 14,919 shares held in trust.

(5)	Includes 123 shares owned by Mr. Douglas’ spouse.

(6)	Includes 3,189 shares owned jointly by Mr. Fisher and Mr. Fisher’s spouse and 19,897 shares held in trust.

(7)	Mr. Good will step down as a Director of the Company and of the Bank at the April 27, 2004 annual meeting and will accept a position as an Executive Officer.

(8)	Includes 2,310 shares held in trust and 630 shares owned by Mr. Simonsen’s spouse.

(9)	Includes 4,125 shares owned jointly by Mr. Rich and Mr. Rich’s spouse.

(10)	Includes 567 shares owned jointly by Mr. Germano and Mr. Germano’s spouse.

(11)	Includes stock options owned by all Directors and Executive Officers as a group to purchase 41,065 shares which were exercisable as of March 16, 2004 or within 60 days thereafter. .

(12)	The individuals listed can be contacted through the Company (Beverly National Corporation, 240 Cabot Street, Beverly, MA 01915).

PRINCIPAL STOCKHOLDERS

The following table and related notes set forth certain information as of March 15, 2004 with respect to all persons known to the Company to be the beneficial owner of more than 5% of the Company’s outstanding common stock:

	Number of Shares
	Directly and		Percentage of
Name and Address	Beneficially		Outstanding
of Owner	Owned		Shares (1)

Harold C. Booth Revocable Trust	127,870	(2)	6.95%
P. O. Box 729
Center Harbor, NH 03226

Banc Fund IV, L.P.	124,975	(3)	6.79%
Banc Fund V, L.P.
Banc Fund VI, L.P.
208 South LaSalle Street
Suite 1680
Chicago, IL 60604

Beverly National Corporation	124,800	(4)	6.78%
Employee Stock Ownership Plan
240 Cabot Street
Beverly, MA 01915

(1)	The percentages above are based on 1,840,575 shares of common stock outstanding as of March 16, 2004.

(2)	As disclosed in Schedule 13G filed with the SEC on February 17, 2004. Includes 97,057 shares owned by Mr. Booth’s trust and 30,813 owned by Mr. Booth’s spouse’s trust, for both of which the Bank is a trustee and shares investment and voting power.

(3)	As disclosed in Schedule 13G filed with the SEC on August 21, 2003. Each of Banc Fund IV, L.P., Banc Fund VI, L.P. and Banc Fund V, L.P. are managed by Charles J. Moore, who has voting and dispositive power over the shares held by each of these entities.

(4)	As disclosed in Schedule 13G filed with the SEC on February 17, 2004. Messrs. Fournier, Good, III and Germano serve as trustees of the Employee Stock Ownership Plan.

EXECUTIVE COMPENSATION

Executive officers of the Company currently receive no compensation in their capacities as executive officers of the Company but are compensated as employees of the Bank.

I.	Summary Compensation Table

The following table sets forth information concerning the compensation for services rendered in all capacities during the last three fiscal years through 2003 earned by the President and Chief Executive Officer, and the other most highly compensated executive officers of the Company and the Bank whose total compensation exceeded $100,000 in 2003. The Executive Officers of the Company are also Executive Officers of the Bank.

Summary Compensation Table

Long Term Compensation
Annual Compensation
Name and Principal Position	Year	Salary ($)	Bonus ($)	Securities Underlying Other Annual Comp.($)(1)	Options/ SAR’s (#) (3)	All Other Com- pensation ($)
Donat A. Fournier(4) President & Chief Executive Officer	2003 2002	206,000 83,333	35,000 0	4,024 1,713	0 0	3,372 3,099	(2)(6) (6)

Peter E. Simonsen Senior Vice President & Chief Financial Officer	2003 2002 2001	119,400 115,900 107,900	22,000 22,900 24,100	307 291 264	0 1,050 0	6,822 9,900 10,460	(2)(7) (7) (7)

James E. Rich, Jr. Senior Vice President & Senior Trust Officer	2003 2002 2001	124,600 121,000 113,000	22,000 22,800 25,500	375 271 113	0 1,050 0	7,127 10,278 11,021	(2)(8) (8) (8)

John R. Putney (5) Senior Vice President & Senior Loan Officer	2003	32,884	0	0	0	1,695	(2)(9)

Paul J. Germano Senior Vice President, Cashier & Chief Operations Officer	2003 2002 2001	108,750 105,550 98,250	22,000 21,100 22,200	71 66 58	0 1,050 0	6,394 9,073 9,628	(2)(10) (10) (10)

(1)	Included in other annual compensation is an automobile allowance for Donat A. Fournier and Excess Group Life Insurance for Donat A. Fournier, Peter E. Simonsen, James E. Rich, Jr., and Paul J. Germano.

(2)	Does not include allocations under the Company’s Employee Stock Ownership Plan for 2003, as information is unavailable at date of filing.

(3)	There were no individual grants of stock options made during 2003 to any Executive Officer.

(4)	Mr. Fournier was appointed President and Chief Executive Officer on August 1, 2002.

(5)	Mr. Putney was appointed Senior Vice President and Senior Loan Officer on October 10, 2003.

(6)	In 2003, amount includes $552 attributable to Life Insurance paid for the Bank for the benefit of the Named Executive Officer and $2,820 attributable to the 401(k) Plan Contribution. In 2003, amount includes $2,999 attributable to reimbursement of relocation expenses and $100 attributable to Life Insurance paid for by the Bank for the benefit of the Named Executive Officer.

(7)	In 2003, amount includes $445 attributable to Life Insurance paid for the Bank for the benefit of the Named Executive Officer and $6,377 attributable to the 401(k) Plan Contribution. In 2002, amount includes $432 attributable to Life Insurance paid for the Bank for the benefit of the Named Executive Officer, $6,259 attributable to the 401(k) Plan Contribution and $3,209 attributable to the ESOP. In 2001, amount includes $402 attributable to Life Insurance paid for by the Bank for the benefit of the Named Executive Officer, $3,960 attributable to the 401(k) Plan Contribution, and $6,098 attributable to the ESOP.

(8)	In 2003, amount includes $513 attributable to Life Insurance paid for by the Bank for the benefit of the Named Executive Officer and $6,614 attributable to the 401(k) Plan Contribution. In 2002, amount includes $458 attributable to Life Insurance paid for by the Bank for the benefit of the Named Executive Officer, $6,483 attributable to the 401(k) Plan Contribution, and $3,337 attributable to the ESOP. In 2001, amount includes $443 attributable to Life Insurance paid for by the Bank for the benefit of the Named Executive Officer, $4,155 attributable to the 401(k) Plan Contribution and $6,423 attributable to the ESOP.

(9)	In 2003, is amount attributable to Health Insurance reimbursement by the Bank for the benefit of the Named Executive Officer.

(10)	In 2003, amount includes $510 attributable to Life Insurance paid for by the Bank for the benefit of the Named Executive Officer and $5,884 attributable to the 401(k) Plan Contribution. In 2002, amount includes $431 attributable to Life Insurance paid for by the Bank for the benefit of the Named Executive Officer, $5,702 attributable to the 401(k) Plan Contribution and $2,940 attributable to the ESOP. In 2001, amount includes $418 attributable to Life Insurance paid for by the Bank for the benefit of the Named Executive Officer, $3,614 attributable to the 401(k) Plan Contribution and $5,596 attributable to the ESOP.

II.	Stock Options Granted in Fiscal Year 2003

No stock options were granted during 2003 to any Executive Officers of the Company and Bank.

III.	Option Exercises and Year-End Value Table

The following table sets forth information concerning the number of options exercised during 2003 by each executive officer of the Company and/or the Bank, the number of exercisable options and unexercisable options they held at December 31, 2003, and the value of unexercised in-the-money options they held as of such date.

Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

Name	Shares Acquired on Exercise (#)	Value Realized($)	Number of Shares Underlying Unexercised Stock Options as of year-end Exercisable(E)/Unexercisable(U)	Value ($) of Unexercised In- the-Money Stock Options as of year-end($) Exercisable(E)/Unexercisable(U)
Peter E. Simonsen Treasurer of the Company and Senior Vice President & Chief Financial Officer of the Bank	1,260	19,946	5,145(E)/3,255(U)	71,324(E)/41,141(U)

James E. Rich, Jr. Vice President of the Company and Senior Vice President & Senior Trust Officer of the Bank	420	11,004	2205(E)/3,255(U)	22,726(E)/41,141(U)

Deborah A. Rosser Vice President of Company and Senior Vice President & Senior Loan Officer of the Bank	4,095	38,803	0(E)/0(U)	0(E)/0(U)

Paul J. Germano Vice President & Clerk of the Company and Senior Vice President, Cashier & Chief Operations Officer of the Bank	3,360	43,109	7,245(E)/3,780(U)	108,347(E)/24,197(U)

Employment, Change in Control, Disability Agreements

Donat A. Fournier

The Company entered into an Employment Agreement with Donat A. Fournier in July, 2002 (the “Fournier Employment Agreement”). The Fournier Employment Agreement provides for Mr. Fournier’s employment as President and Chief Executive Officer of Beverly National Corporation and Beverly National Bank. The Fournier Employment Agreement will continue in effect through July 31, 2005, at which time the term of the Employment Agreement shall automatically be extended for one additional year, each year until age 66 or normal retirement age, whichever is earlier; unless, not later than the preceding January 31st, either party notifies the other by written notice of his or its intent not to extend the same. The Fournier Employment Agreement provides that Mr. Fournier is to receive a base annual salary in the amount of $200,000, which may be adjusted upward from time to time in the discretion of the Company; annual grants of 500 shares of common stock for five (5) years; club membership, five (5) weeks paid vacation; an automobile allowance, excess group life insurance; and

eligibility to participate in other benefit plans of the Bank. The Fournier Agreement also provides that during the term of the Employment Agreement and for one year afterward, Mr. Fournier cannot compete with the Company and its subsidiaries within their market area.

The Company also entered into a Change in Control Agreement (the “Fournier Change in Control Agreement”) with Mr. Fournier in July, 2002. The Fournier Change in Control Agreement provides that in the event of a change in control of the Company, if Mr. Fournier’s employment is terminated other than for cause as defined in the agreement, disability or retirement within two years after the change in control, then he shall be entitled to a lump sum payment from the Company approximately equal to three times his average annual compensation for the previous five years, less $100.00, plus legal fees. The Fournier Change in Control Agreement additionally calls for the Company to pay, to the extent not paid by the Bank, an amount equal to Mr. Fournier’s full base salary at the rate then in effect during any period that he fails to perform his duties as a result of incapacity due to physical or mental illness until the date of termination.

Other Executive Officers

The Company entered into Employment Agreements with Peter E. Simonsen, James E. Rich Jr., and Paul J. Germano in February 2000 (the “Employment Agreements”). The Employment Agreements provide the Executive Officers employment as Company and Bank Officers. In connection with their employment, the Company will pay each an annual base salary, which annual salary shall be adjusted upward from time to time at the sole discretion of the Company. Pursuant to the Employment Agreement, the Company has agreed to provide each with fringe benefits consistent with those provided to Senior Officers of the Company and the Bank.

The Employment Agreements contain a non-compete clause pursuant to which each has agreed that while employed by the Company and for a period of one year thereafter, they will not in any capacity compete with the Company or the Bank. The term of the Employment Agreements continue in effect through December 31, 2004. At that time, the term of the Employment Agreements shall automatically be extended for two (2) years unless, no later than November 30, 2004, either party notifies the other by written notice of his intent not to extend unless the Agreement is terminated due to the officer’s termination, death, disability, or if the officer is terminated for cause as defined therein. If the officer becomes disabled during the term of the Agreement, the officer shall be entitled to receive all benefits payable to him under the Bank’s long-term disability income plan. If the officer is terminated for cause as defined in the Employment Agreement, he will receive all accrued and unpaid compensation through the date of such termination. The Company will maintain at the Company’s sole expense all group insurance and other employment benefit plans, programs or arrangements (other than the Bank’s retirement plan, the Bank’s profit sharing plan, 401(k) plan, and the Company’s stock option plan in which the employee was participating at any time during the twelve (12) months preceding the date of such termination).

The Company entered into Change in Control Agreements (the “Change in Control Agreements”) with Peter E. Simonsen, James E. Rich Jr., Deborah A. Rosser, and Paul J. Germano in February, 2000. These Agreements provide that in the event of a change in control of the Company, if the officer’s employment is terminated other than for cause as defined in the Change in Control Agreement, disability or retirement, within two (2) years after the change in control then he or she shall be entitled to a lump sum amount from the Company approximately equal to the product of the average sum of annual compensation, for the five (5) preceding years multiplied by two.

The Company entered into an Employment Agreement with John R. Putney in October, 2003 (the “Putney Employment Agreement”). The Putney Employment Agreement provides for Mr. Putney’s employment as Senior Vice President and Senior Loan Officer of Beverly National Bank. The Putney Employment Agreement will continue in effect through October 6, 2004, at which time the term of the Employment Agreement shall automatically be extended for one additional year, each year until age 66 or normal retirement age, whichever is earlier; unless, not later than the preceding September 6th, either party notifies the other by written notice of his or its intent not to extend the same. The Putney Employment Agreement provides that Mr. Putney is to receive a base annual salary in the amount of $135,000, which may be adjusted upward from time to time in the discretion of the Company; five (5) weeks paid vacation; an automobile allowance, excess group life insurance; and eligibility to participate in other benefit plans of the Bank. The Putney Agreement also provides that during the term of the Employment Agreement and for one year afterward, Mr. Putney cannot compete with the Company and its subsidiaries within their market area.

The Company also entered into a Change in Control Agreement (the “Putney Change in Control Agreement”) with Mr. Putney in October, 2003. The Putney Change in Control Agreement provides that in the event of a change in control of the Company, if Mr. Putney’s employment is terminated other than for cause as defined in the agreement, disability or retirement within two years after the change in control, then he shall be entitled to a lump sum payment from the Company approximately equal to two times his average annual compensation for the previous five years, less $100.00, plus legal fees. The Putney Change in Control Agreement additionally calls for the Company to pay, to the extent not paid by the Bank, an amount equal to Mr. Putney’s full base salary at the rate then in effect during any period that he fails to perform his duties as a result of incapacity due to physical or mental illness until the date of termination.

RELATIONSHIPS AND TRANSACTIONS WITH THE COMPANY

The Company, through its wholly-owned subsidiary, the Bank, has had, currently has, and expects to continue to have in the future, banking (including loans and extensions of credit) transactions in the ordinary course of its business with its Directors, Executive Officers, members of their family, and their associates. Such banking transactions have been and are on substantially the same terms, including interest rates, collateral and repayment conditions, as those prevailing at the same time for comparable transactions with others and do not involve more than the normal risk of collectibility or present other unfavorable features.

As of December 31, 2003 and 2002, the Bank had outstanding $443,103 and $517,333, respectively, in loans to Directors, Executive Officers, members of their family and their associates, which represents 1.68% and 2.03% of capital. Federal banking laws and regulations limit the aggregate amount of indebtedness which banks may extend to bank insiders. Pursuant to such laws, the Bank may extend credit to Executive Officers, Directors, Principal Stockholder or any related interest if the amount of all outstanding extensions of credit to such individual, does not exceed the Bank’s unimpaired capital and unimpaired surplus. As of December 31, 2003, the aggregate amount of extensions of credit to insiders was below this limit.

The Bank and the Company from time to time do business with Directors of the Bank and the Company. In 2003, the Bank did business with Fisher and George Electrical Co., Inc., of which Director Fisher is the sole stockholder. The work was related to general electrical work in the amount of $8,247. In 2003, the Bank did business with the law firm of Glovsky & Glovsky of which Director Glovsky is a partner, for legal work in the amount of $32,690. In 2003, the Bank did business with Morgan and Douglas Planning and Research, of which Director Douglas is the sole stockholder. The work was related to market analysis in the amount of $12,247. In 2003, the Bank did business with Good Consulting LLC of which Director Good is the Principal. The work was related to retail management and marketing in the amount of $54,275.

PERFORMANCE GRAPH

Set forth below is a line graph comparing the yearly percentage change in the cumulative total stockholder return on the Company’s Common Stock, based on the market price of the Company’s Common Stock with the total return of companies within the Russell 2000, and the SNL $250M-$500M Bank Index. The calculation of total cumulative return assumes a $100 investment made on December 31, 1998 in each of the Company’s Common Stock, the Russell 2000, and the SNL $250M-$500M Bank Index and reflects the total return on such investments through December 31, 2003.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and Regulations of the SEC, the Company’s Executive Officers and Directors must file reports of ownership and changes in ownership with the SEC. To the Company’s knowledge, based solely on review of the copies of such reports furnished to the Company, no Executive Officer or Director of the Company failed to file any such reports.

PROPOSAL THREE

RATIFICATION OF THE APPOINTMENT

OF INDEPENDENT AUDITORS

Stockholders are asked to consider and ratify the appointment of Shatswell, MacLeod & Company, P.C. as independent auditors to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2004. Shatswell, MacLeod & Company, P.C. has served as the accountants for the Company for the fiscal year ended December 31, 2003. It is anticipated that representatives of the firm Shatswell, MacLeod & Company, P.C. will be present at the Annual Meeting and will be provided an opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions.

1.	Audit Fees.

The aggregate fees billed by Shatswell, MacLeod & Company, P.C. for professional services rendered for the audit of the Company’s annual financial statements for the year ended December 31, 2003 and reviews of the financial statements included in the Company’s Forms 10-QSB for the years ended December 31, 2003 and December 31, 2002 were $41,005 and $67,691, respectively.

The nature of services comprised of the annual audit, and certification of the Company and all subsidiaries financial reporting.

2.	Audit-Related Fees.

There were no aggregate fees billed in each of the last two (2) years for assurance and related services by Shatswell, MacLeod & Company, P.C. that are reasonably related to performance of the audit or review of Company’s financial statements and are not reported under “Audit Fees.”

3.	Tax Fees.

The aggregate fees billed in each of the last two (2) years for professional services rendered by Shatswell, MacLeod & Company, P.C. for tax compliance, tax advice and tax planning, for the fiscal years ended December 31, 2003 and December 31, 2002 were $8,100 and $6,800, respectively.

4.	All Other Fees.

The aggregate fees billed for services rendered by Shatswell, MacLeod & Company, P.C., other than the services covered above, for the fiscal years ended December 31, 2003 and December 31, 2002 were $2,177 and $7,300, respectively.

5.	Independence.

Policy on Audit Committee Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Audit Committee’s policy is to pre-approve all audit and non-audit services provided by the independent auditors, other than those listed under the de minimus exception. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to a particular service or category of services, and is generally subject to a specific budget. The Audit Committee has not delegated pre-approval authority. The independent auditors and management are required to report to the full Audit Committee regarding the extent of services provided by independent auditors in accordance with this pre-approval, and the fees for the services performed to date. None of the audited-related fees, tax fees or other fees paid in 2003 and 2002 were approved per the Audit Committee’s pre-approval policies.

The Audit Committee of the Board of Directors of the Company has considered and determined that the provision of services rendered by Shatswell, MacLeod & Company, P.C. relating to matters 2 through 4 above is compatible with maintaining the independence of such accountants.

The Board of Directors recommends a vote “FOR” the ratification of Proposal Three. Proxies solicited by the Board of Directors will be so voted unless stockholders specify a contrary choice on the proxy card. The proposal to ratify the appointment of Shatswell, MacLeod & Company, P.C. will be approved if a majority of the shares present or represented by proxy and voting on the proposal vote in favor of ratification.

PROPOSAL FOUR

OTHER MATTERS

At the time of the preparation of this proxy material, the Board of Directors of the Company does not know of any other matter to be presented for action at the Annual Meeting. If any other matters should properly come before the meeting, proxy holders shall have discretionary authority to vote their shares according to their best judgment.

STOCKHOLDER PROPOSALS

Any proposal which a Company stockholder wishes to have included in the Company’s Proxy Statement and form of Proxy relating to the Company’s 2005 Annual Meeting of Stockholders under Rule 14a-8 of the SEC must be received by the Company’s Clerk, Paul J. Germano, 240 Cabot Street, Beverly, MA 01915 by November 24, 2004. Nothing in this paragraph shall be deemed to require the Company to include in its Proxy Statement and form of Proxy for such meeting any stockholder proposal which does not meet the requirements of the SEC in effect at the time.

AMENDMENTS TO BYLAWS

In accordance with recent developments in the law regarding corporate governance and procedures, as well as emerging trends in corporate governance, the Board of Directors has made various amendments to the Company’s Bylaws, including provisions regarding the Annual Meeting Date and Director qualifications and the Board’s committee structure. A copy of the Company’s Bylaws, as amended, may be obtained without charge by any stockholder upon written request to:

Peter E. Simonsen, Treasurer

Beverly National Corporation

240 Cabot Street

Beverly, Massachusetts 01915

STOCKHOLDER INFORMATION

The Company’s Annual Report on Form 10-K for the year ended December 31, 2003 is filed with the SEC and may be obtained without charge by any stockholder upon written request to:

Peter E. Simonsen, Treasurer

Beverly National Corporation

240 Cabot Street

Beverly, Massachusetts 01915

The Company’s 2003 Annual Report accompanies this document and is not incorporated by reference.

By Order of the Board of Directors

/s/ Paul J. Germano
Paul J. Germano Clerk

Beverly, Massachusetts

March 29, 2004

Appendix A

BEVERLY NATIONAL CORPORATION

AUDIT COMMITTEE

CHARTER

March 9, 2004

Audit Committee Responsibilities

The primary function of the Audit committee is to assist the Board of Directors in fulfilling its financial over sight responsibilities to the shareholders, potential shareholders and investment community. The Audit Committee shall review the quality and integrity of the Company’s financial reports and other financial information; the Company’s systems of internal controls and ethics policies that management and the Board have established; and the Company’s auditing, accounting and financial reporting process. The Audit Committee will maintain open communications between the directors, the independent auditors, the internal auditor, and financial management of the Company. Consistent with this function, the Audit Committee should foster adherence to, and should encourage continuous improvement of the Company’s policies, procedures and practices. The Audit Committee’s primary duties and responsibilities are to:

Review and reassess the adequacy of this Charter on an annual basis. The Board of Directors will approve this Charter initially, as amended, and at least annually.

Serve as an independent and objective party to monitor the Company’s financial reporting process and internal control system.

Pre-approve all auditing services and non-audit services, other than those which are listed under the de minimus exception, which an auditor provides to the Company. The Committee must document all non-audit services performed by the auditor, which the Audit Committee pre-approves. The Audit Committee may delegate to one or more of its members the authority to grant such required pre-approvals. The decisions of any member to whom authority is delegated to pre-approve an activity requiring pre-approval shall be presented to the full Audit Committee at each of its meetings.

Review and discuss with management and the independent auditors any changes in accounting principles.

Review the Company’s annual financial statements rendered by the independent auditor. The Committee shall review with management and the independent auditors the financial statements to be included in the Bank’s Annual Report on Form 10-K. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the committee by the independent auditors under auditing standards generally accepted in the United States of America to ensure the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the shareholders.

Be responsible for obtaining a formal written statement detailing all relationships between the auditor and the Company and its subsidiaries and affiliates consistent with Independence Standards Board Standard Number 1, Independence Discussions with Audit Committees.

Be responsible for actively engaging in a dialogue with respect to any disclosed relationships or services that may impact the objectivity and independence of the auditor and for taking or recommending that the full Board take appropriate action to oversee the independence of the outside auditor.

Provide an open avenue of communication among the independent auditor, financial and senior management, and the Board of Directors establish a budget on an annual basis. The Audit Committee shall determine the appropriate funding to be provided by the Company for payment of compensation to the registered public accounting firm employed by the Company for purposes of rendering an audit report to any advisors employed by the Audit Committee. The Committee may hire outside consultants, as it deems necessary.

Establish procedures for employees to approach the Committee with confidential anonymous submission regarding any accounting concerns, irregularities, or auditing matters and maintain documentation pertaining to the concerns noted.

Investigate any matter brought to its attention with full access to all books, records, facilities, and personnel of the Company. The Committee shall have access to legal counsel and have the authority and funding to engage independent counsel and any other advisors as the Audit Committee may determine to be necessary to carry out its duties and responsibilities.

Submit the minutes of all meetings of the Audit Committee to the Board of Directors.

Receive and act upon as appropriate, the disclosures made by the Chief Executive Officer and Chief Financial Officer concerning internal controls and fraud required by Rule 13a-14 of the Securities Exchange Act of 1934, as amended.

Membership

The Audit Committee shall be comprised of three or more directors as determined by the Board, each of whom shall be independent directors, and free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgement as a member of the Audit Committee. Members may not accept any consulting, advisory, or other compensatory fee from the Company. Audit Committee members are also prohibited from being an affiliated person of the Company or any of its subsidiaries. The Audit Committee shall certify that all members of the Audit Committee are financially literate and shall have a working familiarity with basic finance practices. At least one member of the Audit Committee shall have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including current or past service as a chief executive, chief financial or other senior officer with financial oversight responsibilities, accounting or related financial management expertise.

Meetings

The Audit Committee shall meet at least four times annually, or more frequently as circumstances dictate. As part of its job to foster open communication, the Audit Committee should meet at least annually with management, the independent auditor, and the internal auditor in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. Among the items to be discussed in these meetings are the independent auditors’ evaluation of the Company’s financial, accounting, and auditing personnel, and the cooperation that the independent auditors received during the course of the audit.

Independent Auditor

The Audit Committee shall meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion review such audit, including any comments or recommendations of the independent auditors.

The Audit Committee in its capacity as a committee of the Board of Directors shall be directly responsible for the appointment, compensation and oversight of the work of any registered public accounting firm employed by the Company (including resolution of disagreements between management and the auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and each such accounting firm shall report directly to the Audit Committee.

The Audit Committee will review the performance of the independent auditor and approve any proposed discharge of the independent auditor by management.

The Audit Committee will periodically consult with the independent auditor out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.

Internal Auditor

The Audit Committee will oversee the internal audit function, including approval of any outsourcing or co-sourcing arrangements and verify that the internal controls are in place and being adhered to. The Audit Committee will meet on a quarterly basis to discuss all internal audits and Management’s responses to those audits completed the previous quarter end. The Audit Committee will review the status of in process exams and any fraud investigations. The Audit Committee will review the Internal Audit program annually.

The Audit Committee shall review the independence and authority of its reporting obligations; the proposed audit plans for the coming year, and the coordination of such plans with the independent auditors. Progress on the proposed internal audit plan will be reviewed, with explanations for any deviations from the original plan.

The Audit Committee is responsible for the appointment and approval of the director of internal audit or equivalent position. The Audit Committee will evaluate the Internal Auditor’s performance on an annual basis.

Financial Reporting Process

The Audit Committee will review the integrity of the Company’s financial reporting process. The Committee shall review the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper.

The Audit Committee should periodically review Company policy statements to determine their adherence to the code of conduct.

The Audit Committee will consider the independent auditors’ judgements about the quality and appropriateness of the Company’s accounting principles as applied in its financial reporting.

Following completion of the annual audit, the Audit Committee will review separately with management and the independent auditor any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

The Audit Committee will review, with management, annual and quarterly financial statements.

The Audit Committee will review any significant disagreement among management and the independent auditor in connection with the preparation of the financial statements.

Reports of the Audit Committee

The Audit Committee shall prepare a report suitable for appropriate disclosure as may be required in the Company’s annual meeting proxy statement concerning the Audit Committee’s review of the Company’s financial statements and disclosing whether the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s annual report and addressing such other issues as may be required by the AMEX Rules or the Securities Exchange Act of 1934, as amended, or the regulations of the Regulations of the Securities Exchange Commission promulgated pursuant thereto.

The Audit Committee shall report to the Board of Directors which will make appropriate disclosures regarding whether each member of the Audit Committee is independent within the meaning of Item 7(d)(3)(iv) of Schedule 14A and the AMEX Rules.

Compliance with laws and regulations

The Audit Committee will review management policies and procedures for monitoring compliance.

The Audit Committee will oversee the performance of the company’s commitments resulting from regulatory exams.

Perform such other activities consistent with this Charter, the Company’s By-laws and Governing law, as the Audit Committee or the Board deems necessary or appropriate.

Board Approved March 9, 2004

BEVERLY NATIONAL CORPORATION

PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

April 27, 2004

KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned shareholder of BEVERLY NATIONAL CORPORATION hereby nominates, constitutes and appoints Richard F. Mooney and David Ray and each of them (with full power to act alone), true and lawful attorneys, agents and proxies, with power of substitution to each, to attend the 2004 Annual Meeting of the Shareholders of said Company to be held at Wenham Museum, 132 Main Street, Wenham, Massachusetts, on April 27, 2004 at 9:00 a.m., local time, and any adjournments thereof, and thereat to vote or otherwise act in respect of all the shares of capital stock of said Corporation that the undersigned shall be entitled to vote, with all powers the undersigned would possess if personally present, upon the following matters:

			FOR	AGAINST	ABSTAIN
A.	1.	Fixing the number of directors who shall constitute the full Board of Directors at eleven.	( )	( )	( )

	2.	Election of the following individuals as directors of the Company, who, together with the directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors.

		a. Richard H. Booth	( )	( )	( )
		b. Suzanne S. Gruhl	( )	( )	( )
		c. Clark R. Smith	( )	( )	( )
		d. Michael F. Tripoli	( )	( )	( )

	3.	Ratification of the appointment of Shatswell, MacLeod & Company, P.C. as independent Auditors of the Company for the fiscal year Ending December 31, 2004.	( )	( )	( )

	4.	Whatever other business may be brought before said meeting or any adjournment thereof.	( )	( )	( )

B.	IF ANY OF THE INDIVIDUALS LISTED AS A NOMINEE FOR DIRECTOR IN THE PROXY STATEMENT DATED MARCH 29, 2004 AND THE ACCOMPANYING NOTICE OF SAID MEETING IS UNAVAILABLE AS A CANDIDATE OR ANY OTHER NOMINATION IS MADE OR IF ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE JUDGMENT OF THE PERSON OR PERSONS ACTING HEREUNDER UNLESS EITHER “AGAINST” OR “ABSTAIN” IS INDICATED IN RESPONSE TO ITEM A.4 ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT.

Dated: March 29, 2004

_________________________________

(Signature of Shareholder)

_________________________________

(Signature of Shareholder)

No. of Shares: ___________

When acting as attorney, executor,

administrator, trustee or guardian,

please give full title. If more than

one trustee, all should sign.